SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for use of the Commission only as permitted by

       Rule 14c-6(e)(2)

[   ] Definitive Information Statement

FISCHER-WATT GOLD COMPANY, INC.

(Name of Registrant as Specified in Its Charter)

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[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

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FISCHER-WATT GOLD COMPANY, INC.

2186 S. Holly St., Suite 104

Denver, CO  80222

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

On November 12, 2012

October _, 2012

To our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Fischer-Watt Gold Company, Inc. (“Fischer-Watt”) on November 12, 2012, at 3:00 p.m., local time, at Suite 1000, 6400 South Fiddlers Green Circle, Greenwood Village, CO 80111 (the “Annual Meeting”).   At the Annual Meeting the Company will submit the following proposals to its shareholders for approval:

1.

Elect directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

2.

Amend our Articles of Incorporation to increase our authorized capital to 600,000,000 shares of common stock.

3.

Amend our Articles of Incorporation to change our name to Cyclone Uranium Corporation.

4.

Adopt our 2012 Stock Option Plan.

5.

Ratify and approve an amendment to our Bylaws to reduce the quorum requirement from a majority to one-third of shares outstanding.

6.

Ratify and approve the appointment of StarkSchenkein, LLP as our independent registered public accounting firm.

7.

Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The discussion of the proposals set forth above is intended only as a summary and is qualified in its entirety by the information contained in the accompanying Information Statement.  Only holders of record of our common stock on October 16, 2012 (“the Record Date”) will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

The accompanying Information Statement is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.   The Board is not soliciting your proxy or consent in connection with the matters discussed above.  Shareholders who wish to vote on the proposals must attend the Annual Meeting and vote in person at the meeting or otherwise designate a proxy to attend the Annual Meeting and vote on their behalf.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND. HOWEVER, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ James G. Baughman

Chairman of the Board, President and Chief Executive Officer

FISCHER-WATT GOLD COMPANY, INC.

2186 S. Holly St., Suite 104

Denver, CO  80222

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on November 12, 2012

We Are Not Asking You for a Proxy and

You are Requested Not To Send Us a Proxy

October _, 2012

We are furnishing this Information Statement to shareholders of FISCHER-WATT GOLD COMPANY, INC. (“We” or “Fischer-Watt” or the “Company”) in connection with the Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournments or postponements thereof.  We will hold the Annual Meeting on November 12, 2012, at 3:00 p.m. (local time), at Suite 1000, 6400 South Fiddlers Green Circle, Greenwood Village, CO 80111.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Information Statement (including the Notice of Annual Meeting of Shareholders) and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2012 (“Annual Report”), including financial statements, the Form 10-Q for the period ended July 31, 2012 and the Form 8-K as filed on March 20, 2012 and as amended July 3, 2012 (collectively the “Meeting Materials”) are first being mailed to shareholders beginning on or about October _, 2012.

Voting Securities and Vote Required.

Holders of record of our common stock at the close of business on October 16, 2012 (the “Record Date”) will be entitled to vote on all matters.  On the Record Date, we had [        ] shares of common stock issued and outstanding, which represented our only class of voting securities outstanding.  The holders of shares of our common stock are each entitled to one vote per share.  Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the shareholders at the meeting.

For the transaction of business at the Annual Meeting a quorum must be present.  A quorum consists of a majority of the shares entitled to vote at the meeting.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the meeting may be adjourned to a future time and date.

[                                          ], owners of approximately [ ]% of the voting shares of Fischer-Watt’s common stock have advised Fischer-Watt that they intend to vote FOR the proposals presented to the meeting; consequently the proposals will be adopted regardless of the votes cast by any other person.  They also constitute a quorum for the conduct of the meeting.

As to the election of directors under Proposal No. 1, at the Annual Meeting shareholders will be entitled to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed.  Directors will be elected by a plurality of votes at the Meeting.

With respect to Proposals 2, 3, and 4, such proposals will be approved if a majority of the votes cast at the Annual Meeting vote in favor of such proposal.

Proposals No. 5 and 6 are advisory in nature and non-binding on the Company.  However, our Board of Directors values the opinions of all of our shareholders and will consider the outcome of these votes when amending the Bylaws or making future decisions on the Company’s independent auditor selection.

No Dissenters Rights

The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada General Corporation Laws (the “NGCL”).

Proposals by Security Holders

No shareholder has requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the shareholders at the Annual Meeting.

Meeting Materials

In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company will be furnishing Meeting Materials to our shareholders by mailing.  In addition, the Meeting Materials are available on line at: http://fischer-watt.com.

As noted above, the Company is not soliciting proxies for the Annual Meeting of Shareholders.  Shareholders who wish to vote must either attend the Meeting or on their own accord designate a proxy to attend the Annual Meeting and vote on their behalf.  If you are a shareholder of record, you may vote in person at the Annual Meeting and ballots will be distributed at the Meeting.

Forward Looking Statements

This Information Statement may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described under the caption “Risk Factors” included in our other filings with the Securities and Exchange Commission (“SEC”), including the disclosures set forth in Item 1A of our Form 10-K for the year ended January 31, 2012 and Form 8-K as filed on March 20, 2012 and as amended July 3, 2012.  Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Directors and Management

The number of shares outstanding of the Company’s common stock at September 18, 2012 was 141,062,125.  The following table sets forth the beneficial ownership of the Company’s common stock as of September 18, 2012, by each director and each executive officer of the Company and by all directors and executive officers as a group.  To the extent any of the named shareholders own derivative securities that are vested or otherwise exercisable into shares of our common stock these securities are included in the column regarding that shareholders’ common stock beneficial ownership (as required by Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) and the material terms of such derivative securities are explained in the notes to the table.

Name and Address of Beneficial Owner	Position	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

James G. Baughman 2090 S Joliet St. Aurora, CO 80014	Chairman, President, CEO	Common Stock	11,026,316 shares Owned directly and indirectly (1)	7.8% (2)

James M. Seed 42 Ladd Street East Greenwich, RI 02818	Director	Common Stock	28,016,600 shares Owned directly and indirectly (3)	18.9% (4)

Gregory Schifrin 1256 W Elmira Rd. Sandpoint, ID 83864	Director	Common Stock	11,026,316 shares Owned directly and indirectly(5)	7.8%(6)

William Rapaglia 1821 Hillandale Road Durham, NC 27705	Director	Common Stock	2,255,400 shares Owned directly(7)	1. 6%(8)

All Officers and Directors of the Company as a Group (4 persons)		Common Stock	52,324,632	34.6%(9)

(1)	Includes 10,526,316 shares beneficially owned, and 500,000 shares underlying outstanding stock options which are exercisable within 60 days.
(2)

Percentage calculated on the basis of 141,562,125 shares of the Company's common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; and (ii) 500,000 stock options issued which are immediately exercisable for shares of Common Stock.

(3)

Includes 20,516,600 shares beneficially owned directly and through various related companies and trusts, 1,500,000 shares underlying outstanding stock options which are exercisable within 60 days, and 6,000,000 options issued to The Astra Ventures Inc, a company controlled by Mr. Seed that are immediately exercisable for shares of Common Stock.

(4)

Percentage calculated on the basis of 148,562,125 shares of the Company’s common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; (ii) 1,500,000 options issued to Mr. Seed which are immediately exercisable for shares of Common Stock; and (iii) 6,000,000 options issued to The Astra Ventures, Inc. which are immediately exercisable for shares of Common Stock.

(5)	Includes 10, 526,316 shares beneficially owned, and 500,000 shares underlying outstanding stock options which are exercisable within 60 days.
(6)

Percentage calculated on the basis of 141,562,125 shares of the Company's common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; and (ii) 500,000 stock options issued which are immediately exercisable for shares of Common Stock.

(7)	Includes 755,400 shares beneficially owned and 1,500,000 shares underlying outstanding stock options that are exercisable within 60 days.
(8)

Percentage calculated on the basis of 142,562,125 shares of the Company's common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; and (ii) 1,500,000 stock options issued which are immediately exercisable for shares of Common Stock.

(9)

Percentage calculated on the basis of 151,062,125 shares of the Company’s common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; and (ii) 10,000,000 options issued which are immediately exercisable for shares of Common Stock.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s voting stock as of September 18, 2012, by each person (other than the directors and executive officers of the Company) who is known to the Company to be the beneficial owner of more than 5% of the outstanding voting stock.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class

Peter Bojtos 2582 Taft Court Lakewood, CO 80215	Common Stock	13,110,567 shares Owned directly and indirectly (1)	9.2% (2)

Andrew Vander Ploeg 19 Foxtail Circle Englewood, CO 80113	Common Stock	11,695,907shares Owned directly (3)	8.3%

Capital Peak Partners 602 Cedar Street Wallace, ID 83873	Common Stock	8,771,930 shares Owned directly (4)	6.2%

(1)

Includes 10,110,567 shares beneficially owned, 2,000,000 shares underlying outstanding stock options which are exercisable within 60 days, and 1,000,000 shares owned by Mr. Bojtos’ spouse, as to which shares he may be deemed to have beneficial ownership.

(2)

Percentage calculated on the basis of 143,062,125 shares of the Company's common stock issued and outstanding which includes: (i) 141,062,125 shares of common stock issued and outstanding as of September 18, 2012; and (ii) 2,000,000 stock options issued which are immediately exercisable for shares of Common Stock.

(3)	Includes 11,695,907 shares beneficially owned.
(4)	Includes 8,771,930 shares beneficially owned.

Changes in Control

Except to the extent the acquisition of New Fork Uranium Corporation and the issuance of shares to the New Fork Uranium Corporation shareholders, as described in detail on Form 8-K as filed on March 20, 2012 and as amended July 3, 2012, may be deemed a change in control, no change in control has occurred since February 1, 2011 or is expected to occur.

MANAGEMENT

Legal Proceedings

During the past ten years none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court or the SEC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.

Board of Directors – Composition, Qualifications and Attributes

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee and to date it does not believe that the Company, with limited personnel, requires such a committee.  However, as the Company grows it may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to serve on the Board of Directors when necessary.  In identifying Board candidates it is the Board’s goal to identify persons whom it believes have appropriate expertise to contribute to the oversight of the Company’s nature while also reviewing other appropriate factors.

The Company believes that each of the persons that currently serve on the Board of Directors (and who are nominated for reelection) have the experience, qualifications and attributes and skills taken as a whole to enable the Board of Directors to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board) the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:

•

Mr. Baughman has over twenty years of experience working with private and public companies in the early and start-up stages, including experience as an officer and director of such companies.  Mr. Baughman has been actively involved with the Company’s business operations and strategy for several years and has a significant amount of knowledge regarding its current and contemplated business operations.

•

Mr. Seed has a significant amount of experience within the asset management industry and with the capital markets.  The Board believes Mr. Seed’s experience and knowledge with the capital markets are valuable to the Board of Directors as a whole.

•

Mr. Schifrin has a significant amount of experience in the natural resource exploration and development arena, including his experience in the oil and natural gas sectors.

•

Mr. Rapalia has a significant amount of experience within the real estate, acquisitions and management areas.

Board Leadership Structure and Role in Oversight

The Company’s Board of Directors comprises  four persons: James G. Baughman, James M. Seed, Gregory Schifrin and William Rapaglia.  Mr. Baughman serves as the Chairmen of the Board and is also the President and Chief Executive Officer of the Company.

The Board of Directors is responsible for risk oversight of the Company.  Risks are reported to the Board of Directors through the Company’s (and its subsidiaries’) executive officers, who are responsible for the identification, assessment and management of the Company’s risks. However, the current members of the Board of Directors are actively involved in various aspects of the Company’s operations and thus are also charged with identifying risks.  The Board of Directors regularly discusses the risks identified and reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.  Given the size of the Company, the Board has determined that the leadership structure is appropriate.

Meetings of the Board and Committees

There were [] meetings of the Board of Directors during the Company’s fiscal year ended January 31, 2012, and the Board of Directors took action by written consent [] times during fiscal year ended January 31, 2012.  Additionally, regular communications were maintained throughout the year among all of the officers and directors of the Company.  The Company does not have a formal policy requiring attendance by members of the Board of Directors.

Committees of the Company’s Board of Directors; Code of Ethics

Currently the Company does not have an audit committee, compensation committee, nominating committee, or other committee of the Board that performs similar functions.  Each of these directors is financially literate but none of them is a financial expert.  Because of its small size, and because the Company is still in its early stages of operations, the Company does not believe any such committees are warranted.  Additionally, because our common stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.  Instead our Board as a whole performs the functions of the auditing, nominating and compensation committees.

The Company has not adopted a code of ethics, audit committee charter or a compensation committee charter because the Board does not believe that, given the small size of the Company and the limited transactions, such code of ethics or charters are warranted.  However, as the Company grows and it continues to develop its operations it may consider adopting a code of conduct, charters or similar policy.

The Board as a whole has communicated with the Company’s independent auditors about their independence.  Additionally, after review and discussion, the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K.

No Nominating Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

As noted above, the Company does not have a nominating committee. We do not have a nominating committee because our Board of Directors does not believe that such a committee is necessary given our small size, and the relatively small size of our Board of Directors.  Instead, the Board as a whole considers nominees for vacancies on the Board of Directors and is charged with evaluating their background and potential contributions to the Board of Directors.

In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and its Board of Directors and the qualifications of the candidate.  With respect to potential new Board members the Board will require and/or review information such as the following:

•

The name and address of the proposed candidate;

•

The proposed candidates’ resume or a listing of his or her qualifications to be a director of the Company;

•

A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

•

A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

•

Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Independence of the Board of Directors

Messrs. Rapaglia, Schifrin and Seed, of our Board of Directors are considered “independent” as that term is defined by Section 803A of the NYSE Amex Company Guide.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Shareholder Communication with the Board of Directors

The Company values the views of its shareholders (current and future shareholders, employees and others).  Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Denver, Colorado. Our office staff will forward such communications to the addressee.

Transactions with Related Persons

The Company’s Board of Directors as a whole is charged with reviewing and approving all related party transactions.  There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any Company director, officer, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest, except those outlined below.

(1)

The Company entered into an employment agreement with James Baughman on March 19, 2012.  The term is indefinite and provides for an annual salary of $36,000.  Upon termination without cause, Mr. Baughman is entitled to two times the annual salary, two times the targeted annual bonus and accrued but unused vacation time.

(2)

In order to carry out the sale of Montoro in Mexico, the Company reacquired the interest held by Astra, a company controlled by a Director that in turn had advanced funds in the amount of $864,068 for an interest of 21.6% in La Balsa. The Company assumed the liability of $864,068 due to Astra and this amount has been repaid. Additionally the Company agreed to compensate Astra with share purchase options of 4,000,000 restricted common shares at $0.30 per share, expiring Dec 5, 2010; 4,000,000 restricted common shares at $0.40 per share, expiring Dec 5, 2012; and 2,000,000 restricted common shares at $0.60 per share, expiring Dec. 5, 2015.

(3)

Due to severe cash shortages in recent years, executives of the Company had been deferring the payment of their fees and expenses and had loaned money to the Company. Mr. Peter Bojtos, Chairman, President and CEO, is owed $567,372 as of January 31, 2012 for loans, accrued interest and expenses. The loans, totaling $340,000 in the form of demand loans, accrue interest at a rate of 10% per annum compounded annually. Following the closing of the New Fork acquisition, $180,000 of the loans plus accrued interest was repaid as per the New Fork acquisition agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission (“SEC”).  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company’s fiscal year ended January 31, 2012, and through September 18, 2012 there were no directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.

Identification of Directors and Executive Officers

The table below sets forth the names, titles, and ages of the members of the Company’s Board of Directors and its executive officers.  All of the Directors have been elected for a term of one year or until a successor is elected. Directors are subject to election annually by the shareholders. Directors are elected by a simple majority of the shareholders.  Executive officers of the Company are appointed by the Board of Directors and serve for a term of one year, until their successors have been elected and qualified, or until their earlier resignation or removal by the Board of Directors.  There are no family relationships among any of the directors and executive officers of the Company.  There was no agreement or understanding between Company and any Director or executive officer pursuant to which he was selected as an officer or Director.

Name	Position	Age
James G. Baughman	Director, Chairman, President & CEO	55
James M. Seed	Director	71
Gregory Schifrin	Director	53
William Rapaglia	Director	65

The duties of the CFO are fulfilled by other Company executives and contract accountants.

James G. Baughman

Mr. Baughman has worked as a geologist for more than 25 years in mining operations and mineral exploration projects for precious, base metals, and uranium and in 2010 founded, and was President of, New Fork Uranium Corp. Mr. Baughman has provided technical services and project management for a number of major and junior mining companies.

From 2004 to 2006, Mr. Baughman was the co-founder, President and Chief Executive Officer of High Plains Uranium Corp, where he managed a successful initial public offering on the Toronto Stock Exchange.  In 2006, Mr. Baughman was the Chief Executive Officer of Kenai Resources, where he managed the company's properties in Venezuela and Oregon. From October of 2006 to September 2010, Mr. Baughman led an acquisition of mineral rights on uranium properties for US Uranium Corp., a company he co-founded. From September 2010 until present Mr. Baughman serves as Chief Operating Officer and Director for WestMountain Gold Corp. and Terra Mining Corp. He is also a Director and CEO of Big Bear Mining Corp.

In 1983, Mr. Baughman received a Bachelor of Science degree in Geology from the University of Wyoming, Laramie. He is a registered professional geologist in the State of Wyoming.

James M. Seed

James Seed was born on April 4, 1941. He is a graduate of Brown University (1963) and received his MBA from Stanford University in 1965. He is Chairman, President and Owner of The Astra Ventures Inc. and The Astra Projects Inc., both privately owned land development companies. He has been with these companies since 1979.

From November 1979 to May 1989, he was the President and Owner of Buffington Box Company. From February 1971 to November 1979, Mr. Seed was with Fleet Financial Group, spending his last two years there as treasurer. Mr. Seed was a Commissioner of Rhode Island Investment Commission and was a Trustee of The Galaxy Funds, an $8.4 billion family of 33 mutual funds. He was a Trustee of Brown University from 1984 to 1990.

Mr. Seed has been a Director of Fischer-Watt since June 1, 1996.

Gregory Schifrin

Mr. Schifrin has worked as a geologist and manager for 29 years in the mining and mineral exploration industry where he has been involved in precious, base metals, rare earth and uranium exploration and development. Mr. Schifrin has provided technical services and project management for major and junior mining companies.

From February 2011 to November 2011 Mr. Schifrin was President of Colorado Rare Earth, Inc. and from November 29, 2011 the Chief Operations Officer and Director of U.S. Rare Earths, Inc. a public exploration and development company exploring for rare earth elements in the United States. Since March 2010 Mr. Schifrin has been the CEO, President and Director of WestMountain Gold Corp. and Terra Mining Corporation.

From May to December 2010 Mr. Schifrin was a director of Solauro Industries, Inc., a privately held exploration, development and reclamation mining company and since 2008 has been a director of American Mining Corporation, and has been President since March 2011. From December 2007 to the present Mr. Schifrin has been the President and Director of Silver Verde May Mining Corporation. From November of 2006 to December 2007, Mr. Schifrin was the President and CEO of Golden Eagle Mining Corporation.

In 1985, Mr. Schifrin was the co founder of, and is presently the President of, Minex Exploration, a mining industry exploration consulting and service company. In 1992, Mr. Schifrin co-founded Selkirk Environmental, Inc., an environmental consulting and service company where he managed environmental regulatory compliance, risk analysis, pollution cleanup and environmental assessment for public and private clients.

Mr. Schifrin received a Bachelor of Science degree in Geology from the University of Idaho, Moscow in 1983. He is a registered professional geologist in the State of Washington.

William J. Rapaglia

William J. Rapaglia has over twenty years experience in real estate, acquisitions, constructions and development. Since 1995, Mr. Rapaglia has been involved with the management, direction, growth and development of both private and public companies.

Since 1997, he has been involved in the mining industry. Mr. Rapaglia has been a Director of Fischer-Watt since October 10, 2003. Since 2003, Mr. Rapaglia has also been CEO and Chairman of the Board of a privately held defense contracting company.

EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers

The following table sets out the compensation received for the fiscal years ended January 31, 2012 and 2011 in respect to each of the individuals who served as the Company’s chief executive officer at any time during the last fiscal year, as well as the Company’s most highly compensated executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)

Peter Bojtos	2012	$71,253	NIL	NIL	$19,185	NIL
President and Chief Executive Officer	2011	95,004	NIL	NIL	NIL	NIL

The Board of Directors acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers.  To date, the Company has not retained an independent compensation consultant to assist the Company in reviewing and analyzing the structure and terms of the Company’s executive officers.  Moreover, throughout much of the Company’s fiscal year, the same persons serving on the Board also served as Company executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.

The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;

2.

The Company’s financial resources, results of operations, and financial projections;

3.

Performance compared to the financial, operational and strategic goals established for the Company;

4.

The nature, scope and level of the executive’s responsibilities;

5.

Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

6.

The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward.  The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.  The Company believes that as relatively new company its compensation structure is fair to its executive officers as it is intended to balance the Company’s need to minimize its overhead costs yet reward its executives for individual performance and company performance.

To date the Company has not entered into any employment agreements with any of the persons who serve (or served) as the Company’s executive officers.  Except for the employment agreement with Mr. Baughman, there are no contractual commitments in place that provide for severance payments to our executive officers or similar benefits upon a change of control transaction.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive.  In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following components:

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Base salary;

•

Stock option awards and/or equity based compensation;

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Discretionary cash bonuses; and

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Other employment benefits.

Base Salary.  Base salary, paid in cash, is the first element of compensation to our officers.  In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals.  The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities.  The Board of Directors believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

Stock Option Plan Benefits.  Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans.  The Company believes that equity based compensation helps align management and executives’ interests with the interests of our shareholders.  Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives.  We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint.  However, the 2012 Stock Option Plan, if approved by the shareholders, will provide the Company with additional means of incentivizing its officers, directors and vendors.

We have no set formula for granting awards to our executives or employees.  In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.  The Company has granted certain of its executive officers (and other key employees) stock options.

Discretionary Annual Bonus.  Discretionary cash bonuses are another prong of our compensation plan.  The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set bonus formula for determining or awarding discretionary cash bonuses to our other executives or employees.  In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

Other Compensation/Benefits.  Another element of the overall compensation is through providing our executive officers are various employment benefits, such as the payment of a monthly allowance for health care insurance.

Stock Option, Stock Awards and Equity Incentive Plans

In accordance with the Company’s Stock Option Plan, the Company has granted certain of its executive officers stock options during the Company’s fiscal year ended January 31, 2012 and 2011.

The following table sets forth the outstanding equity awards for each named executive officer at January 31, 2012.  There were no equity awards granted to executive officers during 2011.

Name	Number of Shares Underlying Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Peter Bojtos	500,000	$0.06	1/21/2015
	500,000	$0.08	1/21/2015
	500,000	$0.05	5/20/2016

Compensation of Directors

To date, the Company has not provided any of the persons serving as its directors any separate or additional consideration for serving on the Board.  Therefore, each of the persons who served on the Company’s Board of Directors during fiscal year ended January 31, 2012 also served as executive officers and all compensation they received was provided in their capacity as executive officers.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

Our independent registered public accounting firm, StarkSchenkein, LLP (“StarkSchenkein”) billed us aggregate fees in the amount of approximately $34,000 for the fiscal year ended January 31, 2012, and approximately $36,000 for the fiscal year ended January 31, 2011.  These amounts were billed for professional services that StarkSchenkein provided for the audit of our annual financial statements, reviews of the interim consolidated financial statements included in our reports on Forms 10-Q and other services typically provided by an auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

There were no other fees billed by StarkSchenkein during the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

The aggregate fees billed by StarkSchenkein during the last two fiscal years ended January 31, 2012 and 2011 for professional services rendered for tax compliance were $4,400 and $7,300, respectively.

All Other Fees

There were no other fees billed by StarkSchenkein during the last two fiscal years for products and services provided.

Audit Committee’s Pre-Approval Practice

Section 10A(i) of the 1934 Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the board of directors (in lieu of the audit committee) or unless the services meet certain de minimis standards.

The Board of Directors has adopted resolutions that provide that the audit committee must:

Pre-approve all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the 1934 Act.

Pre-approve all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the 1934 Act) that the auditors propose to provide to us or any of our subsidiaries.

The audit committee considers at each of its meetings whether to approve any audit services or non-audit services.  In some cases, management may present the request; in other cases, the auditors may present the request.  The audit committee and the Board of Directors approved StarkSchenkein performing our audit for the fiscal years ended January 31, 2012 and 2011.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The following persons have been nominated by the Board of Directors for election to the Company’s Board of Directors:

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James G. Baughman;

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James M. Seed;

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Gregory Schifrin; and

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William Rapaglia

Each of Messrs. Baughman, Seed, Schifrin and Rapaglia are current members of the Board of Directors.

PROPOSAL TWO

AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL

The Company’s Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 200,000,000 shares of common stock to 600,000,00 shares of common stock.

Background and Discussion of Proposed Amendment

As of September 18, 2012, the following shares of our capital stock were outstanding or otherwise reserved for issuance:

Class of Security	Number of Common Shares Either Outstanding or Into Which Such Security is Convertible
Common Stock	141,062,125
Warrants	7,814,000
Stock Option Plan	14,250,000
Total	163,126,125

The Company does not believe that it has sufficient shares of common stock available to accomplish its business objectives over the next several years.  Consequently, the Board of Directors approved, and recommends that the shareholders approve, an amendment to our Articles of Incorporation increasing the Company’s authorized common stock to 600,000,000 shares.  There are no authorized preferred shares.  We anticipate that this will give us:

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Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as capital raising transactions; and

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Significant flexibility for future business acquisition activity, if any.

The holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.  If this Proposal is not approved, the Company may not have sufficient Common Stock to achieve future financings or for mergers or acquisitions that it may wish to pursue.

The Company does not have any plans at the present time to issue any additional shares of common stock or preferred stock.  However, it is likely that in the future the Company will utilize its capital stock for capital raising purposes or to effect strategic transactions.

Anti-Takeover Effects.  The issuance of additional shares of common stock or preferred stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management.  The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.

Dilutive Effects.  The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our capital stock.  The actual effect on the current holders of common stock and/or preferred stock cannot be ascertained until the shares are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

PROPOSAL THREE

AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO CHANGE OUR NAME

The Board of Directors believes that the name of the Company should be aligned with its business.  Therefore the Board of Directors has adopted a resolution to amend the name in the Company’s Articles of Incorporation to “Cyclone Uranium Corporation” to accurately reflect the business of the Company.  The resolution is subject to shareholder approval.

If the shareholders approve the proposed amendment in addition to changing the Company’s legal name under Nevada law, the Company will notify the Financial Industry Regulatory Authority (“FINRA”) of the name change and work with FINRA to obtain a new trading symbol for its common stock.

PROPOSAL FOUR

APPROVAL OF OUR 2012 STOCK OPTION PLAN

On September 17, 2012, the Board of Directors of the Company adopted the 2012 Stock Option Plan (the “Plan”).  No options can be granted under the Plan unless and until the Plan becomes effective.  15,000,000 shares of Company common stock will be reserved for issuance under the Plan.

The Plan is being submitted to shareholders for approval at the Meeting. Shareholder approval of the Plan is sought to: (i) qualify it under Rule 16b-3 of the 1934 Act, and thereby render certain transactions under it exempt from certain provisions of Section 16 of the 1934 Act; (ii) to permit the issuance of options which will qualify as Incentive Options pursuant to the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) permit the Company to utilize the Plan.

The Board of Directors believes that the Plan is necessary and appropriate to permit the Company to offer officers, Directors, advisors and employees equity based compensation.  As indicated in the preceding paragraph, if the shareholders do not approve the Plan, then recipients of options under the Plan will not have the benefit of qualification under Rule 16b-3 as well as the favorable tax treatment under the Code.

The Plan includes:  (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable as stock bonuses (“Stock Bonuses”).

The Plan is intended to provide incentives to officers, Directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also helps align the interests of the Company’s management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Stock Bonuses which may be granted, and vice versa.

Administration of the Plan

The Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors (the “Committee”).  Currently, the Board of Directors is the Committee.  In addition to determining who will be granted Options or Bonuses the Committee has the authority and discretion to determine when Options and Stock Bonuses will be granted and the number of Options and Stock Bonuses to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Stock Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the fair market value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

Participants in the Plan may be selected by the Committee from employees, officers and directors of, consultants and advisors to, the Company and its subsidiary and affiliated companies, if any. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient’s employment, although a specific grant of Options or Stock Bonus may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Stock Bonus, the underlying restricted stock, or Options.

Adjustment

In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Stock Bonus (if applicable), and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Stock Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding Common Stock. Options and Stock Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Income Tax Consequences of the Plan

The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code.  Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss.  An Optionee also may be subject to the alternative minimum tax upon exercise of his Options.  The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.  The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options.  This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code.  An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option.  However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company.  Upon an Optionee’s sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee’s exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

With respect to Stock Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the bonus as of the date of receipt.  If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Other Provisions

The exercise price of any option granted under the Plan must be no less than 100% of the “fair market value” of our common stock on the date of grant. Any Incentive Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the fair market value per share on the date of grant.

The exercise price of an option may be paid in cash, in shares of our common stock or other property having a fair market value equal to the exercise price of the option, or in a combination of cash, shares and property. The Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an option and shall determine the value of the property received.

Anti-Takeover Effects.  The issuance of additional shares of common stock upon the exercise of the options may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management. The Plan has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

Dilutive Effects.  The authorization and subsequent issuance of shares of Common Stock upon the exercise of the Options and Stock Bonuses granted under the Plan may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.  The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

PROPOSAL FIVE

RATIFICATION OF AN AMENDMENT TO OUR BYLAWS

TO DECREASE THE QUORUM REQUIREMENT

FOR SHAREHOLDER MEETINGS

The Board of Directors believes that the quorum, as set in the Company’s Bylaws, Article II, Section 5, is too high of a threshold for a public company.  Therefore, the Board of Directors has adopted an amendment to the Bylaws to provide that a quorum for shareholder meetings shall be one-third of the outstanding shares entitled to vote at such meeting, instead of the current majority requirement.

We are asking our shareholders to ratify the amendment to the Bylaws decreasing the number of shares required to be present for a quorum of shareholders.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the Bylaw amendment for ratification because we value our shareholders’ views and as a matter of good corporate practice.

PROPOSAL SIX

RATIFICATION OF THE APPOINTMENT OF STARKSCHENKEIN, LLP

The Board of Directors has selected the accounting firm of StarkSchenkein, LLP (“StarkSchenkein”) to serve as our independent registered public accounting firm for the fiscal years ended January 31, 2013. We are asking our shareholders to ratify the selection of StarkSchenkein as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of StarkSchenkein to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

If our shareholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. The Board considers StarkSchenkein to be well qualified to serve as the independent auditors for the Company.  However, even if the selection is ratified, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. To the Company’s knowledge, a representative from StarkSchenkein is not expected to be present at the Annual Meeting.

OTHER MATTERS

As of the date of this Information Statement, management does not know of any other matters that will come before the Annual Meeting.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Annual Report

Included with this Information Statement (and available on the Internet as stated above) is the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2012 (“Annual Report”), including financial statements, the Form 10-Q for the period ended July 31, 2012, the Form 8-K as filed on March 20, 2012 and as amended July 3, 2012.

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Annual Report on Form 10-K for the year ended January 31, 2012, and any reports prior to or subsequent to that date.

These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the Securities and Exchange Commission are also available to the public from the SEC’s website, http://www.sec.gov and at the Company’s website, http://www.Fischer-Watt.com.  Our Annual Report on Form 10-K for the fiscal year ended January 31, 2012, and other reports filed under the Securities Exchange Act of 1934, are also available to any shareholder at no cost upon request to: Corporate Secretary, Fischer-Watt Gold Company, Inc., 2186 S. Holly St., Suite 104 Denver, CO  80222; tel: (303) 232-0292; e-mail: info@fischerwatt.com.

Delivery Of Documents To Security Holders Sharing An Address

We will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, Fischer-Watt Gold Company, Inc., 2186 S. Holly St., Suite 104 Denver, CO  80222; tel: (303) 232-0292.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

A copy of our Form 10-K for the fiscal year ended January 31, 2012 will be provided, without charge, to any person to whom this Information Statement is delivered upon written or oral request of such person and by first class mail or other equally prompt means within one business day of such request.

SHAREHOLDER PROPOSALS

Fischer-Watt Gold Company, Inc. expects to hold its next annual meeting of shareholders in November 2013.  Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Fischer-Watt Gold Company, Inc., Attention: Corporate Secretary, 2186 S. Holly St., Suite 104 Denver, CO  80222, and we must receive the proposals by June 18, 2013.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After June 18, 2013, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS:

FISCHER-WATT GOLD COMPANY, INC.

James G. Baughman, Chairman and Chief Executive Officer